 EXHIBIT 10.05 Annual Report on Form 10-K for the year ended September 30, 2001

                                Title of Document

     Lease Agreement dated October 15, 2001 by and between AmeriQuest and North American Technology Center

                        NORTH AMERICAN TECHNOLOGY CENTER
                             OFFICE LEASE AGREEMENT

This Lease (the "Lease") is executed and made by and between NATC PROPERTIES, L.P. ("Landlord") and the tenant named below ("Tenant").


                          FUNDAMENTAL LEASE PROVISIONS:

Certain Fundamental Lease Provisions are presented in this Section and represent the agreement of the parties hereto, subject to further definition and elaboration in the Lease:

PREMISES: Suite 101, consisting of 7,135 usable square feet and 8,373 gross rentable square feet as shown on the demising plan attached hereto as Exhibit "A"

BUILDING: 48 Swan Way

COMPLEX: NORTH AMERICAN TECHNOLOGY CENTER, STREET AND JACKSONVILLE ROADS, WARMINSTER, PA

NOTICE ADDRESS OF LANDLORD: 626 JACKSONVILLE RD., SUITE 200, WARMINSTER, PA
18974

TENANT: AMERIQUEST TECHNOLOGIES, INC., a Delaware corporation

TENANT'S TRADE NAME (if any):

TENANT'S ADDRESS: Prior to 11/16/01: 2465 Maryland Road, Willow Grove, PA 19090
                  After 11/16/01: 48 Swan Way, Suite 101, Warminster, PA 18974

RENT COMMENCEMENT DATE: November 16, 2001

TERM OF LEASE: Five (5) Years and fifteen (15) days (11/16/01 to 11/30/06)

PREMISES GROSS RENTABLE AREA: Approximately 8,373 gross rentable square feet

EXPENSE PERCENTAGE: A percentage determined by dividing the gross rentable area of the Premises by the gross rentable area of the Building which is available exclusively for the use of tenants and their invitees (excluding the second floor mechanical area); i.e. 30.3 %.


                               LANDLORD'S INITIALS
                                TENANT'S INITIALS

PERMITTED USE: Offices & computer programming

EXPENSE STOP: $2.50 per gross rentable square foot per year

INITIAL MONTHLY PAYMENT ON ACCOUNT OF TAXES AND OPERATING COSTS: $ 0

ANNUAL BASIC RENTAL:

Year 1: $115,128.00  ($9,594.00 per month)           Year 4: $120,000.00  ($10,000.00 per month)
Year 2: $115,128.00  ($9,594.00 per month)           Year 5: $120,000.00  ($10,000.00 per month)
Year 3: $115,128.00  ($9,594.00 per month)

ADVANCE RENTAL: $4,797.00 (pro-rated rent for November 16-30, 2001)

SECURITY DEPOSIT: $15,000.00

BROKER:  None

DATE OF LEASE:  October        , 2001
                        -------







                              ___ LANDLORD'S INITIALS
                              ___ TENANT'S INITIALS

                             OFFICE LEASE AGREEMENT
                        NORTH AMERICAN TECHNOLOGY CENTER


THIS LEASE AGREEMENT is made as of the date, and between the Landlord and Tenant, set forth in the Fundamental Lease Provisions attached hereto.


                                   WITNESSETH:


         1. PREMISES

         In consideration of the rents and covenants herein set forth, Landlord hereby leases to Tenant and Tenant hereby rents from Landlord the premises described on the Fundamental Lease Provisions (hereinafter referred to as the "Premises"), located in the Building and within the Complex located at the address shown on the Fundamental Lease Provisions. The Premises are comprised of the number of square feet of gross rentable area set forth in the Fundamental Lease Provisions. Tenant shall also have the right to use the stairwell, lift, elevator (if any) and other common areas of the Building (including, when necessary, the common loading dock), as well as Landlord's designated parking areas and driveways in the Complex, in common with Landlord, other tenants and their respective invitees. Tenant's rights hereunder shall be subject to those rules and regulations for the use of the Building and Complex, including, without limitation, parking areas, as prescribed from time to time by Landlord. The rentable area of the Premises, the Building and the Complex have been calculated and determined on a basis determined by the Landlord. The Landlord's gross rentable area calculations for the Complex, the Building and the Premises, and the Expense Percentage are final and are not subject to adjustment by Tenant.

         2.  USE; QUIET ENJOYMENT

         (a) The Premises shall be used by Tenant for the purposes set forth in the Fundamental Lease Provisions. Tenant shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord; provided Tenant shall not use, permit or suffer anything to be done in the Premises or anything to be brought into or kept in the Premises, in either case, which occasions discomfort or annoyance to any other tenants or occupants of the Building, or which in Landlord's reasonable judgment may tend to impair the appearance of the Building or Complex, or tend to interfere with the proper and economic operation of the Building and Complex by Landlord. Without limiting the foregoing, Tenant will insure that any assembly and/or operation of its office and/or computer equipment will not create noise which unreasonably disturbs or interferes with the business operations of other tenants of the Building, and if such noise results, Tenant shall take whatever reasonable actions as are necessary to eliminate such noise at its sole expense within thirty (30) days after written notice from Landlord to do so.

         (b) Tenant shall, at its expense, procure any and all governmental licenses and permits, including without limitation, sign permits and certificates of occupancy, required for the conduct of business in the Premises and shall, at all times, comply with the requirements of each such license and permit. Landlord does not represent or warrant that it will obtain for Tenant (or that Tenant will be able to obtain) any license or permit.

         (c)  Tenant agrees that it:

                  (i) will not use or permit the use of any apparatus for sound and/or light reproduction or transmission, including loudspeakers in such manner that the sounds so transmitted shall be audible beyond the interior of the Premises; will not distribute at the Building or in any part thereof any handbills or other advertising or notices, and will not conduct or permit any activities that constitute a nuisance or which are otherwise not generally considered appropriate in accordance with the reasonable standards of operation for the Building established by Landlord.

                  (ii) will keep all mechanical apparatus free of vibration and noise which may be transmitted beyond the confines of the Premises; will not cause or permit strong, unusual or offensive sound, sights, odors, fumes, dust or vapors to emanate from the Premises; will not allow any chemicals, inks or other potentially hazardous materials to be poured down any drain of the Building's plumbing system.

                  (iii) will not load or permit the loading or unloading of merchandise, supplies or other property, nor ship nor receive outside the area and entrance designated therefore by Landlord from time to time; without limiting the foregoing, Tenant will not allow the Building's common loading dock to be blocked by trucks utilizing Tenant's loading dock.

                  (iv) will comply with all applicable federal, state and local environmental and other laws, rules, regulations, guidelines, judgments, or orders of any public or private agency having authority over insurance rates with respect to the use or occupancy of the Premises by Tenant; will not use or permit the use of any portion of the Premises for any unlawful purpose. Tenant will be responsible for installation and maintenance of any fire extinguishers required by law.

                  (v) will provide all security within its Premises as it deems appropriate;

                  (vi) will not, without obtaining Landlord's prior written approval, install any storage or propane tank, whether above or underground at the Premises, the Building or the Complex

                  (vii) will not perform any work of any nature whatsoever to the roof, exterior walls or any of the structural portions of the Building or Premises, or interfere with any utility lines or fixtures within the Premises which serve any area of the Building other than the Premises.

                  (viii) will access any telephone, mechanical and electrical rooms which provide service to any areas other than the Premises only with Landlord's prior consent, and using contractors approved by Landlord.

                  (ix) will remove all trash and debris to a dumpster maintained and paid for by Tenant in a location designated by Landlord, and will dispose of such trash at Tenant's sole expense.

         (d) Tenant acknowledges that the all of the lock mechanisms on the personnel doors at the Premises are part of Landlord's central lock system for the Complex, and Tenant specifically agrees that it shall not remove or alter any of such lock mechanisms nor install its own locks or door hardware on any door without Landlord's prior written permission. Landlord will have the right to invoice Tenant for Landlord's reasonable costs for repairing such lock mechanisms and for any incidental costs such as supplying additional keys for such doors if needed by Tenant during the term of this Lease. Notwithstanding the foregoing, Tenant shall be permitted to install its own alarm system in a reasonable and workmanlike manner within the Premises, as long as Landlord is provided with the appropriate information about such system that will allow Landlord to gain access to the Premises in cases of emergency.

         (e) So long as Tenant is not in default of any covenant or term of this Lease Agreement, Tenant shall have the right to peaceful and quiet enjoyment of the Premises during the term hereof subject however to the rights of holders of any mortgages affecting the Building which appear in the real estate records of the county in which the Building is located from time to time.

         3. TERM; TERMINATION

         (a) The term of this Lease Agreement shall commence on the date set forth as the Rent Commencement Date in the Fundamental Lease Provisions. The term shall be for the period set forth in the Fundamental Lease Provisions, plus the part of a month, if any, from the date of the commencement of the term to the first day of the first full calendar month in the term. Each of the parties hereto agrees upon demand of the other, to execute a declaration expressing the commencement date of the term as soon as the commencement date has been determined.

         (b) This Lease Agreement shall terminate at the end of the original term hereof, or any extension or renewal thereof without the necessity of any notice from either Landlord or Tenant to terminate the same, and Tenant hereby waives notice to vacate the Premises and agrees that Landlord shall be entitled to the benefit of all provisions of law respecting the summary recovery of possession of premises from a tenant holding over to the same extent as if statutory notice had been given. For the period of nine (9) months prior to the expiration of the term, or any renewal or extension thereof (or at any time in the event of a prospective sale or financing of the Complex), Landlord shall have the right to show the Premises and all parts hereof to prospective tenants during normal business hours. Landlord shall attempt to give Tenant reasonable prior notice of any such visits to the Premises with prospective replacement tenants.

         (c) At the expiration or earlier termination of this Lease Agreement, Tenant shall, at Tenant's expense, remove all of Tenant's personal property and repair all injury done to the Premises or Building, or any part thereof, by or in connection with the installation or removal of said property, and surrender the Premises, broom clean and in as good condition as they were at the beginning of the term, reasonable wear and tear excepted. All property of Tenant remaining on the Premises after the expiration or earlier termination of this Lease Agreement shall be conclusively deemed abandoned and, at Landlord's option, may be retained by Landlord or may be removed by Landlord, and Tenant shall reimburse Landlord for the cost of such removal. Landlord may have any such property stored at Tenant's risk and expense.

         (d) Notwithstanding anything in this Lease to the contrary, in the event that Tenant, at any time during the term of this Lease, materially defaults on any of its obligations under this Lease and fails to cure such default within any applicable notice and/or grace period provided herein, then Landlord shall have the option to terminate this Lease at any time thereafter without penalty by sending written notice of such termination to Tenant. Landlord shall provide Tenant with at least thirty (30) days advance notice of any such termination date, and Tenant shall fully vacate the Premises and return the rental space to the condition required under Subparagraph 3 (c) herein on or before such date.

         4. RENT

         (a) Tenant covenants and agrees to pay to Landlord, as rental for the Premises, Annual Basic Rental in the sum set forth in the Fundamental Lease Provisions, payable in advance in equal monthly installments on the first (1st) day of each full calendar month during the term, the first such payment to include rent, prorated on a daily basis, for the period (if any) from the date of commencement of the term to the first day of the first full calendar month in the term. All Annual Basic Rental and other charges payable by Tenant hereunder shall be paid without setoff or deduction of any kind.

         (b) Except as otherwise specifically provided herein, any sum, amount, item or charge designated or considered as additional rent in this Lease Agreement shall be paid by Tenant to Landlord on the tenth (10th) day after the receipt by Tenant of such notice. Any such notice shall specify in reasonable detail the basis of such additional rent.

         (c) All rentals payable by Tenant to Landlord under this Lease Agreement shall be paid to Landlord at the office of Landlord herein designated or to such other address and/or person or company as Landlord may designate from time to time by notice to Tenant. Tenant will promptly pay all rentals herein prescribed when and as the same shall become due and payable. If Landlord shall pay any monies or incur any expenses in correction of violations of covenants herein set forth, the amount so paid or incurred shall, at Landlord's option, and on notice to Tenant, be considered additional rentals, payable by Tenant with the first installment of rent thereafter becoming due and payable, and may be collected or enforced as by law provided in respect of rentals.

         5.  ADVANCE RENTAL

         Landlord acknowledges receipt from Tenant of the amount set forth in the Fundamental Lease Provisions to be held as advance rental and security to be forfeited, without limitation of other remedies, for any defaults hereunder by Tenant occurring prior to the commencement of the term hereof. If no such defaults occur, then such payment shall be applied by Landlord against the rental first falling due hereafter. [Notwithstanding the above, Tenant's $4,797.00 advance rental shall not be due until 11/16/01.]

         6. SECURITY DEPOSIT

         (a) Tenant has deposited with Landlord the sum set forth in the Fundamental Lease Provisions as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease Agreement. It is expressly agreed by Tenant that such Security Deposit is not to be applied by Tenant to the last months' rent coming due hereunder.

         (b) It is agreed that in the event Tenant defaults in respect to any of the terms, provisions and conditions of this Lease Agreement, including, but not limited to, the payment of rent and additional rent, Landlord may apply or retain the whole or any part of the proceeds and security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Landlord may expend or be required to expend by reason of Tenant's default in respect to any of the terms, covenants and conditions of this Lease Agreement, including but not limited to, any damages or deficiency in the re-letting of the Premises, whether such damages or deficiency occurred before or after summary proceedings or other re-entry by Landlord. If Landlord applies any part of said deposit to cure any default of Tenant, Tenant shall upon demand deposit with Landlord the amount so applied so that Landlord shall have the full deposit on hand at all times during the term of this Lease Agreement.

         (c) In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease Agreement, the security shall be returned to Tenant without interest after the date fixed as the end of the term of this Lease Agreement and after delivery of the entire possession of the Premises to Landlord. In the event of a sale of the Building, Landlord shall have the right to transfer the security to the purchaser and Landlord shall thereupon be released by Tenant from all liability for the return of such security, and Tenant agrees to look solely to the new landlord for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

         7. IMPROVEMENTS

         (a) (i) Landlord hereby covenants and agrees, at its own cost and expense, to do all work as required and as specified as Landlord's Improvements on Exhibit "B" attached hereto and made a part hereof ("Landlord's Work"). It is anticipated that Landlord's Work will be substantially completed by November 15, 2001. In the event that Landlord is unable to substantially complete Landlord's Work by the anticipated completion date, the Rent Commencement Date (and the last date of the term of the Lease) shall be extended for a period equal to such delay, and Tenant shall have no right to recover any damages, or to terminate this Lease as a result of such delay.

                  (ii) "Substantially completed" shall mean full completion of Landlord's work except for minor incomplete items or deficiencies (which shall in any event be completed within thirty (30) days of Tenant taking initial occupancy of the Premises), provided that any such incomplete items or deficiencies shall not hinder Tenant's work in or about the Premises, or prevent Tenant from opening for business, or prevent Tenant from obtaining a Certificate of Occupancy for the Premises following the completion of Tenant's work.

                  (iii) During Landlord's work and no fewer than ten (10) days before the anticipated Rent Commencement Date, Tenant (and its contractors and agents) shall be permitted to access the Premises and the Building, subject to compliance with all terms and conditions of this Lease other than payment of rent, to perform Tenant's work, so long as such performance does not interfere with Landlord's work, and Landlord will direct its contractors to work in harmony with Tenant's contractors. In consideration of such right of early entry, if Tenant or its contractors shall cause any delay in the prosecution of Landlord's Work, Landlord's Work shall be deemed to be "Substantially Completed" on the date Landlord would have delivered possession of the Premises to Tenant but for any reason attributable to Tenant or its contractors.

                  (iv) After the parties have agreed upon Landlord's Work, any change requested by Tenant shall be subject to the approval of Landlord, which shall advise Tenant of the increased cost and anticipated delay in substantial completion, if any, which the proposed change would cause. If Landlord approves any such change, Tenant shall pay any resultant increase in cost within ten (10) days of invoice by Landlord. Landlord shall have the right, as a condition of approval of any change, to (i) adjust the anticipated date of Substantial Completion, and/or (ii) to change the Rent Commencement Date to the date on which Landlord's Work would have been substantially completed but for Tenant's requested change.

         (b) Tenant shall have the right, at its sole expense, and in accordance with the procedures set forth in Section 12, to make non-structural changes, modifications and improvements to the interior of the Premises, with the written consent of the Landlord. In order to obtain the consent of Landlord, Tenant shall deliver to Landlord plans and specifications for any work which it wishes to perform in the Premises.

         (c) Any approval by Landlord or Landlord's architects and/or engineers of any of Tenant's drawings, plans and specifications which are prepared in connection with any construction of improvements or alterations in the Premises shall not in any way be construed or operate to bind Landlord or to constitute a representation or warranty of Landlord as to the adequacy or sufficiency of such drawings, plans and specifications or the improvements to which they relate, for any use, purpose, or condition but such approval shall merely be the consent of Landlord as may be required hereunder in connection with Tenant's construction of improvements in the Premises in accordance with such drawings, plans and specifications under the terms of this Lease Agreement.

         8.   TENANT ASSESSMENTS. USE AND OCCUPANCY TAXES.

         (a) Tenant shall pay any and all taxes, assessments, impositions, excises, fees and other charges levied, assessed or imposed by governmental or quasi-governmental authority upon Tenant or its business operation, or based upon the use or occupancy of the Premises, or upon Tenant's leasehold interest, trade fixtures, furnishings, equipment, leasehold improvements, alterations, changes and additions, merchandise and personal property of any kind owned, installed or used by Tenant in or from the Premises. Tenant shall also pay when due, any sales or use tax, or other similar tax assessed or levied against this Lease or the rent payable hereunder. Should any tax or charge referred to in this subsection be collected by Landlord on behalf of such taxing authority, then such tax or charge shall be paid by Tenant to Landlord monthly as additional rent upon notice from Landlord. If any gross receipts tax shall be payable by Landlord, Tenant shall pay the portion thereof attributable to landlord's receipts from this Lease. Tenant shall pay any tax or charge covered by this subsection within ten (10) days after receipt of each bill therefore.

         (b) Tenant shall also pay to Landlord, upon invoice, any Use and Occupancy tax (or similar tax) charged to Landlord, based upon Tenant's occupancy of the Premises.

         9.  UTILITIES AND SERVICES

         (a) Tenant's utility usage for gas and electricity shall be separately metered, and Tenant shall pay Landlord for its consumption of such utilities within ten (10) days following invoice. Landlord will provide water and sewer service to the Premises and Building, and the cost thereof shall be included in Operating Costs. Landlord will provided a central telephone room in the Building for the use of Tenant and other Building occupants. Telephone and communication lines shall be brought from the central telephone room to the Premises by Tenant, at its expense, or at Landlord's option, by Landlord at Tenant's expense. Landlord may, at any time, direct that Tenant (at Tenant's expense) become a direct customer of the local utility providing gas or electricity to the Building. Landlord shall at all times retain the sole authority to choose which utility companies will service the Complex and/or the Premises, and Tenant shall have no recourse against Landlord as a consequence of any decision by Landlord to change utility providers at any particular time.

         (b) So long as Tenant is not in default under any of the covenants of this Lease:

                  (1) Landlord shall provide elevator service (if an elevator is currently in the Building);

                  (2)  Landlord shall supply, or cause to be supplied, to
         Tenant:

                           (A) electrical current sufficient to operate
                  normal lighting and business machines within the Premises, subject to Tenant's payment obligations therefor as set forth in subsection 9 (a).

                           (B)  water for lavatory, drinking and office
                  cleaning purposes in common areas;

                           (C)  sewage service in common areas;

         It is expressly understood that Landlord is not providing any janitorial, cleaning services, trash removal or dumpster services to the Premises.

         (c) Landlord reserves the right to stop the supply of water, sewage, electrical current, elevators, parking, cleaning and other services, without thereby incurring any liability to Tenant, when necessary by reason of accident or emergency, or for repairs, alterations, replacements or improvements in the reasonable judgment of Landlord desirable or necessary, or when prevented from supplying such services by strikes, lockouts, difficulty of obtaining materials, accidents or any other cause beyond Landlord's control, or by laws, orders or inability by exercise of reasonable diligence to obtain electricity, water, steam, coal, oil or other suitable fuel or power. No diminution or abatement of Rent or other compensation shall or will be claimed by Tenant as a result of, nor shall this Lease or any of the obligations of Tenant be affected or reduced by reason of, any such interruption, curtailment or suspension.

         10.  TAXES AND OPERATING COSTS

         (a) Tenant shall pay, as additional rent hereunder, an amount equal to its Expense Percentage (as set forth in the Fundamental Lease Provisions) of the Taxes and Operating Costs (as hereinafter defined) incurred in connection with the ownership and operation of the Building which are in excess of the Expense Stop as set forth in the Fundamental Lease Provisions. In addition to those Operating Costs directly incurred in connection with the operation and maintenance of the Building, Landlord will allocate to the Building a portion of the Taxes and Operating Costs incurred by Landlord in connection with the overall operation and maintenance of the Complex. Landlord shall act reasonably and in good faith in making such allocation, which shall be final in the absence of fraud.

         (b) Taxes shall include all real estate and other ad valorem taxes and other assessments, impositions, excises and other governmental or quasi-governmental charges of every kind and nature (including but not limited to general and special assessments, sewer and fire district assessments, foreseen as well as unforeseen) with respect to the Building and the Complex and all improvements thereon or any part thereof. Taxes shall also include Landlord's costs and expenses (including statutory interest if any) in obtaining or attempting to obtain any refund, reduction or deferral of Taxes, but shall exclude all federal, state and local income taxes levied upon Landlord's income generally

         (c) Operating Costs shall refer to all costs and expenses incurred by Landlord in connection with the operation, management, maintenance, repair, replacement and cleaning of the Building and the Complex, and any signs or other improvements serving or related to the Building and Complex, including, without limitation, the following:

                  (i) The cost of fire, casualty, liability and other insurance carried by Landlord;

                  (ii) The cost of electricity, steam, fuel, gas, heating, ventilating and air-conditioning, water and sewer services, but excluding the cost of all such items (A) which is included in the charges paid by Tenant under this Lease or (B) which is separately charged to and paid for by other tenants or occupants of the Complex;

                  (iii) Subject to the provisions of Subparagraph 10 (d) hereof (with respect to amortization of items capitalized on Landlord's books), the cost of all repairs, maintenance, services and replacement of plumbing, heating, sprinkler, air-conditioning, ventilating, and electrical equipment and systems; the cost of all repairs, maintenance and replacements of utility systems; the cost of repair, maintenance and replacements to the roofs or exteriors; the cost of repair, maintenance and replacement of lobbies, corridors, rest rooms, stairways and other common areas; the cost of landscaping, repair, maintenance and replacement of the paved areas, signs and sidewalks or other common areas; the cost of repair, maintenance and replacements required in order to comply with any federal, state or local law, rule or regulation;

                  (iv) The cost of trash removal, uniforms, paper goods, window cleaning, janitorial services and snow removal and the cost of all labor, materials, equipment and supplies;

                  (v) All payroll, wages, and salaries of all staff persons and other persons engaged in maintenance, repair, replacement and/or operation, including, without limiting the generality of the foregoing, all state and federal taxes, workmen's compensation insurance, unemployment taxes, FICA and employee pension and benefit programs;

                  (vi) All management fees of persons and firms engaged in management, maintenance or operation;

                  (vii) All costs of providing security (if any, as determined by Landlord);

                  (viii) All other costs and expenses of any kind or nature which would be considered as costs or expenses of maintenance, operations, management, repair or replacement; and,

                  (ix) [Intentionally deleted]

         (d) Any capital expenditures included in Operating Costs shall be amortized over the anticipated life of such improvements as determined by Landlord's accountants in accordance with generally accepted accounting principles. Notwithstanding anything herein to the contrary, in calculating its Operating Costs, Landlord may utilize reasonable estimates of such costs, with estimates and payments thereon being subject to adjustments in future billings to Tenant based upon Landlord's actual costs.

         (e) In determining Operating Costs for any year, if less than one hundred percent (100%) of the Building's and/or the Complex's rentable area shall have been occupied by tenants at any time during such year, Operating Costs shall be deemed for such year to be an amount equal to the like expenses which Landlord reasonably determines would normally be incurred had such occupancy been one hundred percent (100%) throughout such year. In addition, if, after the first calendar year of the Term, the cost of any Operating Cost item incurred during the first calendar year of the term is subsequently reduced or eliminated, then the Expense Stop shall thereafter be correspondingly reduced (on a dollars per square foot basis) by the decrease in the cost of such Operating Cost item.

         (f) Payments on account of Tenant's share of Taxes and Operating Costs shall be paid by Tenant in equal monthly (or other periodic) installments in advance in such amounts as are estimated and billed by Landlord based upon the total Taxes and Operating Costs estimated to be payable in each year, and shall be paid by Tenant within ten (10) days of invoice or, at Landlord's option, along with Tenant's normal monthly rental payments (without monthly invoicing). Landlord may revise its estimates and may adjust such monthly (or periodic) payment at the end of any calendar month.

         (g) Within one hundred twenty (120) days, or a reasonable time thereafter, following the end of each calendar year in the term hereof, Landlord shall deliver to Tenant a statement of all Taxes and Operating Costs paid or payable by Landlord for such year. If the total of Tenant's monthly (or periodic) remittances is less than or greater than the Tenant's share of Taxes and Operating Costs for the preceding calendar year, the amount of any excess shall be credited to Tenant's next payments due on account of Taxes and Operating Costs. The amount of any deficiency shall be paid by Tenant to Landlord within ten (10) days of the mailing of the statement.

         (h) If the term of this Lease Agreement shall commence or terminate during any calendar year, Tenant shall be liable only for that portion of Taxes and Operating Costs for such year represented by a fraction, the numerator of which is the number of days of the term which fall within the portion of said year and the denominator of which is Three Hundred Sixty Five (365).

         11.  FIXTURES, EQUIPMENT AND APPURTENANCES

         All fixtures, equipment, improvements and appurtenances attached to or built into the Premises prior to or during the term of this Lease Agreement, whether by Landlord at its expense or at the expense of Tenant or by Tenant, shall be and remain part of the Premises and shall not be removed by Tenant at the end of the term unless otherwise expressly provided in this Lease Agreement. All electrical, telephone (except for Tenant's own telephone system), communication, radio, plumbing, heating and sprinkling systems, window treatments, fixtures and outlets, vaults, paneling, molding, shelving (if attached to the Building), ventilating, silencing, air-conditioning and cooling equipment, shall be deemed to be included in such fixtures, equipment and improvements and appurtenances, whether or not attached to or built into the Premises. Where not built into the Premises, and if furnished and installed by and at the sole expense of Tenant, all removable decorative lighting fixtures, area rugs, drinking or tap water facilities, furniture or business equipment shall not be deemed to be included in such fixtures, equipment, improvements and appurtenances and may be, and upon the request of Landlord shall be, removed by Tenant upon the condition that such removal shall not materially damage the Premises or the Building and that the cost of repairing any damage to the Premises or the Building arising from such removal shall be paid by Tenant; provided, however, that any of such items for which Landlord shall have granted any allowance or credit to Tenant, shall be deemed not to have been furnished and installed in the Premises by or at the sole expense of Tenant. If this Lease Agreement shall be terminated by reason of Tenant's breach or default, then notwithstanding anything to the contrary in this Lease Agreement contained, Landlord shall have a lien against all of Tenant's property in the Premises at the time of such termination to secure Landlord's rights under Section 25 hereof.

         12.  ALTERATIONS AND IMPROVEMENTS BY TENANT

         (a) Tenant shall make no alterations, decorations, installations, removals, additions or improvements in or to the Premises, whether before or after the Rent Commencement Date, without Landlord's prior written consent and then only by contractors or mechanics approved by Landlord. No installation or work shall be undertaken or begun by Tenant until Landlord has approved written plans and specifications therefor; and no amendments or additions to such plans and specifications shall be made without the prior written consent of Landlord. Any such work, alterations or decorations, installations, removals, additions and improvements shall be done at Tenant's sole expense and at such time and in such manner as Landlord may from time to time designate. Tenant shall be responsible for the cost of any cleaning or repair necessitated by such work. If Tenant shall make any alterations, decorations, installations, or removals, additions or improvements, then Landlord may elect to require Tenant at the expiration of this Lease Agreement to restore the Premises to substantially the same condition as existed at the commencement of the term hereof.

         (b) Prior to any work being performed by Tenant pursuant to this
Section 12, Tenant shall cause all contractors and subcontractors performing such work to obtain any required permits and approvals, and to file a waiver of mechanics' liens in the appropriate filing office for the county in which the Building is located. Prior to permitting any contractor or subcontractor to enter and perform work in the Premises, Building or Complex, Tenant shall also require such person to provide evidence of comprehensive general liability insurance including broad form endorsement, with a Two Million Dollar ($2,000,000.00) combined single limit, which policies shall name Landlord and Industrial Investments, Inc. as additional named insureds, and shall also contain a provision stating that such policy or policies shall not be canceled except after thirty (30) days' written notice to Landlord

         (c) In the event any lien shall at any time be filed against the Premises or against any part of the Building by reason of work, labor, or services performed or alleged to have been performed, or materials furnished or alleged to have been furnished by for or to Tenant or to anyone holding the Premises through or under Tenant, Tenant shall forthwith cause the same to be discharged of record or bonded to the satisfaction of Landlord. If Tenant shall fail to cause such lien forthwith to be so discharged or bonded after being notified of the filing thereof, then, in addition to any other right or remedy of Landlord, Landlord may discharge the same by paying the amount claimed to be due, and the amount so paid by Landlord and all costs and expenses, including reasonable attorney's fees incurred by Landlord in procuring the discharge of such lien and a ten percent (10%) administrative fee, shall be due and payable by Tenant to Landlord as additional rent within ten (10) days of invoice.

         13.  SIGNS AND ADVERTISING

         Tenant shall not install or place (or allow any party under Tenant's control to install or place) any sign, advertisement, company logo or trademark, notice or other marking (including any exterior or interior panels, stickers, letters or numbers, or any freestanding signs), on any wall, door, window, floor or other area at the Premises or on any other portion of the Building or Complex, without Landlord's prior written approval. Tenant agrees to adhere to Landlord's regulations for signage at the Building and Complex in connection with any such sign or other marking that Tenant may wish to install. A copy of such sign regulations will be delivered to Tenant upon request to Landlord. Tenant further agrees to maintain such sign, decoration, lettering, advertising matter or other marking as may be approved in good condition and repair at all times.

         14. REPAIRS BY LANDLORD; INSPECTION

         (a) Landlord shall (i) keep the structure and exterior of the Building and Complex, as well as the Building's central plumbing, electrical, heating, ventilating and air conditioning systems and the service lines furnished by Landlord to the common areas of the Building and Complex in serviceable working condition and repair; (ii) comply with the applicable governmental rules, regulations, laws and ordinances affecting the Building and Complex (other than the individual premises leased by tenants of the Complex), and (iv) maintain and clean the sidewalks located adjacent to the Building and in common areas of the Complex. Landlord reserves the right to interrupt, curtail, stop and suspend the operation of the plumbing, electrical, heating, ventilating and air-conditioning and telephone systems when necessary by reason of accident or emergency or for repairs, alterations, replacements or improvements which may become necessary or when it cannot secure supplies or labor, or by reason of any other cause beyond its control, without liability therefor or any abatement of rent being due thereby. The obligations of Landlord contained in this Section 14 (a) shall be performed at the expense of Landlord (subject to reimbursement by tenants of the Building and Complex as provided herein), except to the extent that any such obligation arises from the negligence or wrongful act or failure to act of Tenant, its officers, agents, employees, contractors or sub-contractors, or from any act or failure to act of Tenant, which is contrary to the terms and provisions of this Lease Agreement, in either of which case, Tenant shall bear the expense of the performance of such obligation by Landlord , which costs shall be reimbursed within ten (10) days of invoice.

         (b) Landlord, its agents, employees and contractors shall have the right to enter the Premises at all reasonable times for the purpose of making inspections or to install, maintain, repair or replace electrical, mechanical, plumbing, heating, ventilating and air-conditioning and telephone equipment and installations serving the common areas of the Building and/or other Building occupants. Except in case of emergency, Landlord agrees that, to the extent reasonably possible, such inspections, installations, maintenance, repairs or replacements shall be made at such times in such a manner as not to unreasonably disrupt Tenant's normal business operations and upon reasonable prior notice to Tenant.

         (c) Landlord shall be responsible for maintaining the HVAC equipment serving the Premises in reasonable working condition throughout the term of this Lease, with the costs of such maintenance to be included in the Operating Costs calculation under Paragraph 10 herein, a portion of which costs may be chargeable to tenants of the Building in accordance with such Paragraph.

         15.  REPAIRS BY TENANT; FLOOR LOAD

         (a) Tenant shall keep the Premises (including all plate glass and windows) in good order and repair and will surrender the Premises in as good condition as when received, excepting depreciation caused by ordinary wear and tear and damage by fire, unavoidable accident or act of God. Without limiting the foregoing, it is intended that Tenant shall be solely responsible for any and all repairs to the Premises, except to the extent that Landlord has expressly assumed such responsibility elsewhere in this Lease. Tenant shall not overload the electrical wiring within the Premises or serving the Premises and will install, at its own expense, but only after obtaining Landlord's written approval, any additional electrical wiring which may be required in connection with Tenant's apparatus.

         (b) Tenant shall not place a load upon the floor of the Premises exceeding the floor load per square foot which such floor was designed to carry and which is allowed by law. Machines, fixtures and mechanical equipment shall be placed and maintained by Tenant at Tenant's expense in settings sufficient to absorb and prevent vibration, noise and annoyance. Any moving of such equipment shall be at the sole risk and hazard of Tenant and Tenant will indemnify and save Landlord harmless against and from any liability, loss, injury, claim or suit resulting directly or indirectly from such moving.


         16.  INSURANCE

         Tenant will keep in force at its expense as long as this Lease Agreement remains in effect and during such other time as Tenant occupies the Premises or any part thereof comprehensive general liability insurance including broad form endorsement, with respect to the Premises with a One Million Dollar ($1,000,000.00) combined single limit; and "all risk" insurance on Tenant's personal property, including trade fixtures, floor coverings, furniture, stock in trade, and other property removable by Tenant, as well as plate glass insurance coverage; Tenant will further deposit the policy or policies of such insurance or certificates thereof with Landlord, which policies shall name Landlord and Industrial Investments, Inc. as additional named insureds, and shall also contain a provision stating that such policy or policies shall not be canceled except after thirty (30) days' written notice to Landlord. All such insurance shall be in companies and in form acceptable to Landlord. If the nature of Tenant's business is such as to place all or any of its employees under the coverage of local workmen's compensation or similar statutes, Tenant shall also keep in force, at its expense, so long as this Lease Agreement remains in effect and during such other times as Tenant occupies the Premises or any part thereof, workmen's compensation or similar insurance affording statutory coverage and containing statutory limits. If Tenant shall not comply with its covenants made in this Section 16, Landlord may cause insurance as aforesaid to be issued, and in such event Tenant agrees to pay, as additional rent, the premium for such insurance upon Landlord's demand, together with a ten percent (10%) administrative fee. Landlord reserves the right to reasonably increase Tenant's minimum single limit coverage not more frequently than once each five (5) years.

         17.  INDEMNITY BY TENANT; EXONERATION

         (a) Tenant will indemnify Landlord and save Landlord harmless from and against any and all claims, actions, damages, liability and expense, including reasonable attorneys' fees and other professional fees in connection with loss of life, personal injury and/or damage to property arising from or out of the occupancy or use by Tenant of the Premises or any part thereof or any other part of the Complex or Building occasioned wholly or in part by any act or omission of Tenant, its officers, employees, agents or contractors.

         (b) To the maximum extent permitted by law, Tenant agrees to use and occupy the Premises and such other portions of the Building and Complex as Tenant is permitted to use at Tenant's own risk; and Landlord shall have no responsibility for any injury to persons, or loss of or damage to property, sustained or occurring in or on the Premises, or occurring elsewhere (other than in the Premises) in or about the Building or Complex; and in particular, not limiting the generality of the foregoing, Landlord shall have no responsibility for injury to persons for loss of, or damage to, property sustained or occurring on or about the stairways, public corridors, sidewalks, parking areas, roads or other appurtenances and facilities used in connection with the Complex, Building or Premises arising out of the use or occupancy of the Complex, Building or Premises by Tenant, or by any person claiming by, through or under Tenant, on account or based upon the act, omission, fault, negligence or misconduct of any person or persons other than Landlord and those for whose conduct Landlord is legally responsible.

         (c) Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, electrical disturbance, water, rain or snow or leaks from any part of the Building or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or caused by dampness or by any other cause of whatever nature, unless caused by or due to the gross negligence or willful misconduct of Landlord, its officers, employees, agents or contractors, and then only after (i) notice to Landlord of the conditions claimed to constitute negligence and (ii) the expiration of a reasonable time after such notice has been received by Landlord without such conditions having been cured or corrected, and in no event shall Landlord or its agent be liable for any such damage caused by other tenants or persons in the Building or caused by operations in construction of any private, public or quasi-public work; nor shall Landlord be liable for any latent defect in the Premises or in the Building.

         (d) It is the intention of the parties that the provisions of this
Section 17 shall require Tenant to indemnify and hold Landlord harmless with regard to acts, including negligence of Tenant, which result in harm to any employee of Tenant. This provision shall be deemed to fulfill the requirements requiring or permitting contribution or indemnity as set forth in Section 481
(b) of the Pennsylvania Workman's Compensation Act, or any successor statute.

         18.  INCREASE IN INSURANCE PREMIUMS; WAIVER OF SUBROGATION

         (a) Tenant will not do or suffer to be done or keep or suffer to be kept, anything in, upon or about the Premises which will contravene Landlord's policies insuring against loss or damage by fire or other hazards (including, without limitation, public liability) or which will prevent Landlord from procuring such policies in companies acceptable to Landlord. If anything done, omitted to be done or suffered by Tenant to be kept, in, upon or about the Premises shall cause the rate of fire or other insurance on the Premises or on other property of Landlord or of others in the Building to be increased beyond the minimum rate from time to time applicable to the Premises, or to any such property for the use or uses made thereof, Tenant shall pay, as additional rent, the amount of any such increase upon Landlord's demand.

         (b) Landlord shall cause each insurance policy carried by it insuring the Complex against loss by fire or any of the casualties covered by standard extended coverage to be written in such a manner as to provide that the insurer waives all right of recovery by way of subrogation against Tenant in connection with any loss or damage covered by the policy. Tenant will cause each insurance policy carried by it insuring the Premises as well as the contents thereof, including trade fixtures and personal property, against loss by fire or any of the casualties covered by standard extended coverage to be written in such a manner as to provide that the insurer waives all right of recovery by way of subrogation against Landlord in connection with any loss or damage covered by the policy. Neither party hereto shall be liable to the other for any loss or damage caused by fire or any of the casualties covered by standard extended coverage, which loss or damage is covered by the insurance policies maintained by the other party, provided that such policies are not invalidated by such waiver; and, provided, further, that if either party shall be unable to obtain the waiver of subrogation required by this Section without additional premiums therefor, then unless the party claiming the benefit of such waiver shall agree to pay such party for the cost of such additional premium within thirty (30) days after notice of the statement setting forth such requirement and the amount of additional premium, such waiver shall be of no force and effect between such party and the claiming party. It is agreed that should either party fail to procure such waiver, if available without additional cost (or if available at additional cost and the other party has agreed to pay such additional premium), it will pay to the other in liquidated damages all monies to which any subrogor hereunder becomes entitled and the cost of reasonable legal defense of any claims for subrogating.

         19.  FIRE OR OTHER CASUALTY

         (a) If the Premises or any part thereof shall be damaged by fire or other casualty insured by Landlord and Tenant shall have given prompt written notice thereof to Landlord, Landlord shall (subject to subsections 19 (b) or (c) hereof) proceed with reasonable diligence to repair or cause to be repaired such damage (but in no event shall Landlord be obligated to expend an amount in excess of the net proceeds of insurance made available) and if the Premises, or any part thereof, shall be rendered untenantable by reason of such damage, and such damage shall not be due to the fault of Tenant, its agents, contractors, employees, guests, invitees or licensees, the Annual Basic Rental, or an amount thereof apportioned according to the number of square feet of floor space of the Premises so rendered untenantable (if less than the entire Premises shall be so rendered untenantable), shall be abated for the period from the date of such damage to the date when the damage shall have been repaired as aforesaid; provided, however, that if Landlord (in its sole discretion) shall make available to Tenant during the period of repair, other space in the Building reasonably suitable for the temporary carrying on of Tenant's business, there shall be no such abatement of Annual Basic Rental.

         (b) Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from damage from fire or other casualty or the repair thereof. Tenant understands that Landlord will not carry insurance of any kind on Tenant's improvements, alterations, stock in trade, furniture or furnishings or on any fixtures or equipment removable by Tenant under the provisions of this Lease, and that Landlord shall not be obligated to repair any damage thereto or replace the same.

         (c)  Notwithstanding subsections (a) and (b) of this Section 19, if:

                  (i) the Building and/or the Complex shall be so damaged by such fire or other casualty that substantial alteration or reconstruction shall, in Landlord's opinion, be required (whether or not the Premises shall have been damaged by such fire or other casualty), or

                  (ii) the Premises are totally or substantially damaged or rendered wholly or substantially untenantable, or

                  (iii) the Premises shall be damaged in whole or in part by such fire or other casualty during the last one and one-half (1 1/2) years of the term or any extension thereof which has been exercised prior to the date of such casualty, or

                  (iv) there is any such damage to the Premises and the cost of repair would exceed an amount equal to seventy five percent (75%) of the Annual Basic Rental payable for the then unexpired portion of the original Term and any extension thereof which has been exercised prior to the date of such casualty;

then and in any such event, Landlord may, at its option, by giving written notice to Tenant within ninety (90) days after the date of such damage, terminate this Lease and Tenant's estate hereunder, as of the date of such termination specified in such notice. The effect of such termination shall be the same as if the date specified in the notice were the date hereinbefore set or the end of the Term and the Annual Basic Rental and additional rental hereunder shall be apportioned as of such date.

         20. CONDEMNATION

         If the whole or any part of the Premises shall be taken under the power of eminent domain, this Lease Agreement shall terminate as to the part so taken on the date Tenant is required to yield possession thereof to the condemning authority. Landlord shall make such repairs and alterations as may be necessary in order to restore the part not taken to useful condition and the Annual Basic Rental shall be reduced proportionately as to the portion of the Premises so taken. If the portion of the Premises so taken renders the balance of the Premises untenantable, taking into account the nature of Tenant's business, either party may terminate this Lease Agreement as of the date when Tenant is required to yield possession. If twenty-five percent (25%) or more of the total rentable floor area of the Building or the parking areas located in the Complex is taken as aforesaid, then Landlord may terminate this Lease Agreement as of the date of the taking. All compensation awarded for any taking of the leasehold and/or the improvements thereon shall belong to and be the property of Landlord; provided, however, that nothing contained herein shall prevent Tenant from applying for reimbursement from the condemning authority (if permitted by law) for moving expenses, or removal of Tenant's furniture, business equipment and such fixtures as Tenant is permitted to remove hereunder, but if and only if such action shall not reduce the amount of compensation otherwise recoverable by Landlord from the condemning authority.

         21.  ASSIGNMENT, MORTGAGING AND SUBLETTING

         (a) Tenant covenants and agrees that neither this Lease Agreement nor the terms and estate hereby granted, nor any interest herein or therein, will be assigned, mortgaged, pledged, encumbered or otherwise transferred, and that neither the Premises, or any part thereof, will be encumbered in any manner by reason of any act or omission on the part of Tenant, or used or occupied, or permitted to be used or occupied by anyone other than Tenant, or for any purpose other than as stated in the Fundamental Lease Provisions hereof, or be sublet, or offered or advertised for subletting, without the prior written consent of Landlord in every case, which may be granted or withheld in Landlord's sole discretion. Tenant shall be responsible for all costs incurred by Landlord in considering and documenting any requested assignment or sublease, as well as Landlord's legal fees not to exceed One Thousand Dollars ($1,000). Consent by Landlord to any assignment, mortgaging or subletting shall not constitute a waiver of the necessity for such consent for any subsequent assignment, mortgaging or subletting. This prohibition includes any assignment, encumbrancing or subletting which would otherwise occur by operation of law, merger, consolidation, reorganization, transfer or other change of Tenant's corporate or proprietary structure, stock or equity.

         (b) No assignment, subletting or licensing shall affect or reduce the liability of Tenant for the performance of the terms and provisions hereof.

         (c) Tenant agrees that if a sublease is secured on the Premises and the rental rate under such sublease is greater than the rental rate hereunder, or if this Lease shall be assigned, and Tenant shall receive consideration in exchange for such assignment, Landlord shall receive fifty percent (50%) of this increased rental or consideration. If a sublease or assignment is executed, then any options to extend this Lease shall be voided, unless Landlord, in its sole discretion, shall agree to the contrary.

         22. PERFORMANCE BY TENANT

         (a) Tenant covenants and agrees to perform all obligations herein expressed on its part to be performed or observed by it. If Landlord should send notice specifying action desired by Landlord in connection with any such obligations, Tenant agrees to promptly comply with the terms of such notice. If Tenant shall not commence and proceed diligently to comply with such notice to the satisfaction of Landlord within ten (10) days after delivery thereof, Landlord may, in addition to any rights or remedies provided hereunder or at law, enter upon the Premises without terminating this Lease Agreement and do the things specified in said notice, and the cost thereof shall be reimbursed within ten (10) days of invoice. Landlord shall have no liability to Tenant for any loss or damages resulting in any way from such action by Landlord, and Tenant agrees to pay promptly upon demand any expense incurred by Landlord in taking such action.

         (b) Notwithstanding anything in this Lease Agreement to the contrary, Landlord shall have the right to immediately enter the Premises to correct any situation which, in the sole discretion of Landlord, is deemed to be of an emergency nature. Landlord shall have no liability to Tenant for any loss or damages resulting in any way from such action by Landlord, and Tenant agrees to pay promptly upon demand any expense incurred by Landlord in taking such action. Tenant will provide Landlord with a key to allow entry to the Premises for this purpose, and any applicable alarm codes.

         23. BANKRUPTCY

         If any sale of Tenant's interest in the Premises created by this Lease Agreement shall be made under execution or similar legal process, or if a voluntary or involuntary petition or answer proposing the adjudication of Tenant as a bankrupt or the reorganization of Tenant pursuant to the Federal Bankruptcy Act or any similar Federal or State proceeding is filed against Tenant and such petition or answer is not discharged or denied within thirty (30) days of the date of the filing thereof; or if Tenant shall be adjudicated a bankrupt or insolvent and such adjudication is not vacated within ten (10) days; or if a receiver or trustee shall be appointed for its business or property and such appointment shall not be vacated within ten (10) days; or if a corporate reorganization of Tenant or any arrangement with its creditors shall be approved by a court under the Federal Bankruptcy Act or any state bankruptcy law; or if Tenant shall make an assignment for the benefit of creditors; or if in any other manner Tenant's interest under this Lease Agreement shall pass to another by operation of law, Tenant shall be deemed to have breached a material covenant and Landlord may re-enter the Premises and/or declare this Lease Agreement and the tenancy hereby created terminated. Notwithstanding such termination, Tenant shall remain liable for all rent and damages which may be due at the time of such termination and shall be liable for the damages set forth in Section 25.

         24.  HAZARDOUS MATERIALS

         (a) Tenant shall not cause to be brought upon the Premises any (i) hazardous substance, pollutant or contaminant (as defined in Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA), 42 U.S.C. S9601, as amended by the Superfund Amendments and Re-authorization Act of 1986 (Pub. L. No. 99-499, 100 Stat. 1613 (1986) (SARA) or 40 CFR Part 261,
whichever is applicable), or (ii) hazardous waste, residual waste or solid waste, as those terms are defined in Section 103 of the Pennsylvania Solid Waste Management Act, 35 P.S. S6018.103 and/or 25 PA Code SS75.260 and 75.261 and/or Hazardous Sites Cleanup Act, 35 P.S. S6020.101 et seq.

         (b) If Tenant shall violate the foregoing covenant, and Landlord incurs any cost or expense, or if Landlord is thereafter identified in any litigation, administrative proceedings or investigation as a responsible party for any liability under the above referenced laws, Tenant shall indemnify and agrees to hold Landlord harmless from and against all loss, liability, damage, expense and costs arising out of Tenant's breach of the representations and covenants of this Section 24. The foregoing indemnification shall survive the expiration or termination of this Lease.

         (c) Nothing herein shall be construed nor is it intended to impose any liability upon Tenant for any hazardous materials which may have been present at the Complex at any time prior to Tenant's taking possession of the Premises or over which Tenant has no control. Landlord has informed Tenant that the United States Navy has performed an environmental evaluation of the Building and has concluded that the Building is suitable for lease by third parties. Landlord is aware of no existing conditions at the Premises which are likely to subject Tenant or its employees to harm from environmental hazards.

         25.  DEFAULT; REMEDIES

         (a) Defaults. Subject to the provisions contained in subsection 25 (c) below, if any of the following shall occur:

                  (i) Tenant does not pay in full when due any installment of Annual Basic Rent, additional rent or any other charge or payment whether or not herein included as rent,

                  (ii) Tenant violates or fails to perform or otherwise breaks any covenant, agreement or condition herein contained or any other obligation of Tenant to Landlord,

                  (iii) Tenant does not occupy the Premises within thirty (30) days after the Rent Commencement Date,

                  (iv) Tenant removes or attempts to remove Tenant's property from the Premises other than in the ordinary course of business without having first paid to Landlord in full all rent and any other charges that may have become due during the balance of the remaining lease term.

                  (v) Tenant or any guarantor of Tenant hereunder becomes the subject of commencement of an involuntary case under the federal bankruptcy law as now or hereafter constituted, or there is filed a petition against Tenant or any guarantor of Tenant hereunder seeking reorganization, arrangement, adjustment or composition of or in respect of Tenant or any guarantor of Tenant hereunder under the federal bankruptcy law as now or hereafter constituted, or under any other applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or seeking the appointment of a receiver, liquidator or assignee, custodian, trustee, sequestrator (or similar official) of Tenant or any guarantor of Tenant hereunder or any substantial part of the property of either Tenant or any guarantor of Tenant hereunder, or seeking the winding-up or liquidation of its affairs and such involuntary case or petition is not dismissed within sixty (60) days after the filing thereof, or if Tenant or any guarantor of Tenant hereunder commences a voluntary case or institutes proceedings to be adjudicated a bankrupt or insolvent, or consents to the institution of bankruptcy or insolvency proceedings against it, under the federal bankruptcy laws as now or hereafter constituted, or any other applicable federal or state bankruptcy, reorganization or insolvency or other similar law, or consents to the appointment of or taking possession by a receiver or liquidator or assignee, trustee, custodian, sequestrator (or other similar official) of Tenant or any guarantor of Tenant hereunder or of any substantial part of its property, or makes any assignment for the benefit of creditors, or admits in writing its inability to pay its debts generally as they become due, or fails to generally pay its debts as they become due, or if Tenant or any guarantor of Tenant hereunder takes any action in contemplation of any of the foregoing, then:

         (b) Landlord's Remedies. In any such event set forth above, and at the sole option of Landlord, in addition to all remedies Landlord may have at law or in equity,

                  (i) The whole balance of rent and any other charges, whether or not payable as rent, for the entire balance of the term and any renewal or extension thereof for which Tenant has become bound, or any part of such rent and charges, and also all or any costs and sheriff's, marshall's, constable's or other officials' commissions, whether chargeable to Landlord or Tenant, including watchman's wages, shall be taken to be due and payable and in arrears as if by the terms of this Lease said balance of rent and such other charges and expenses were on that date payable in advance.

                  (ii) The term of this Lease shall terminate and become absolutely void, without notice and without any right on the part of Tenant to save the forfeiture by payment of any sum due or by other performance of any condition, term, agreement or covenant broken.

                  (iii) Tenant shall be responsible for the unamortized portion of Landlord's costs incurred in connection with its entry into this Lease (based upon the remaining period, if any, of the initial term of this Lease), including broker commissions, legal fees and the costs of Landlord's Work or any tenant allowance or free rent.

                  (iv) THE FOLLOWING SECTIONS SET FORTH WARRANTS OF AUTHORITY FOR ANY ATTORNEY TO CONFESS JUDGMENT AGAINST THE TENANT, AND TO HAVE TENANT'S PROPERTY SEIZED OR OTHERWISE SUBJECTED TO ATTACHMENT OR OTHER EXECUTION PROCESS IMMEDIATELY AFTER THE CONFESSED JUDGMENT IS ENTERED. IN GRANTING THESE WARRANTS OF ATTORNEY, TENANT REPRESENTS TO LANDLORD THAT TENANT HAS HAD AN OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL ABOUT THIS MATTER, AND ACTS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS THE TENANT HAS OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS OF AND LAWS OF THE UNITED STATES OF AMERICA AND THE COMMONWEALTH OF PENNSYLVANIA.

         (A) Tenant hereby empowers any Prothonotary or attorney of any Court of Record to appear for Tenant in any and all actions which may be brought for Basic Annual Rental, or any other charges payable under this Lease as rent or additional rent, other charges, payments, costs and expenses herein reserved as rent, or herein agreed to be paid by Tenant and in such suits or in such action or actions to confess judgment against Tenant for all or any part of such sums then due and unpaid, and other charges, payments, costs and expenses reserved as rent or additional rent, together with an attorney's commission of ten percent (10%) (but not less than Two Thousand Dollars ($2,000)) for which a copy of this Lease, verified by affidavit, shall be sufficient warrant. Such authority shall not be exhausted by one exercise thereof, but judgment may be confessed as aforesaid from time to time as often as any of such rent and/or other charges reserved as rent or agreed to be paid by Tenant shall fall due or be in arrears.

         (B) Upon the expiration of the then current term of this Lease or the earlier termination or surrender hereof as provided in this Lease, it shall be lawful for any attorney of any Court of record to appear as attorney for Tenant, as well as for all persons claiming by, through or under Tenant, and to enter in any competent Court an action in ejectment against Tenant and all persons claiming by, through or under Tenant and therein confess judgment for the recovery by Landlord of possession of the Premises, for which a copy of this Lease, verified by affidavit, shall be sufficient warrant, whereupon if Landlord so desires a writ of possession or other appropriate writ under the Rules of Civil Procedure then in effect may issue forthwith, without any prior writ or proceedings; provided, however, if this Lease is terminated and the possession of the Premises remain in or be restored to Tenant, Landlord shall have the right for the same default and upon any subsequent default or defaults, or upon the termination of this Lease under any of the terms of the Lease to bring one or more further action or actions as hereinbefore set forth to recover possession of the Premises as provided above.

         (C) In any action of ejectment and/or for rent, Landlord shall first cause to be filed in such action, an affidavit made by him, or someone acting for him, setting forth the facts necessary to authorize the entry of judgment and, if a true copy of this Lease (and of the truth of the copy such affidavit shall be sufficient evidence) be filed in such action, it shall not be necessary to file the original as a warrant of attorney, any rule of Court, custom or practice to the contrary notwithstanding. Tenant hereby releases to Landlord and to any and all attorneys who may appear for Tenant all errors in such proceedings, and all liability thereof.

                  (v) If proceedings shall be commenced by Landlord to recover possession under the Acts of Assembly and Rules of Civil Procedure, either at the end of the term, or upon the earlier termination of this Lease, or for non-payment of rent or any other reason, tenant, specifically waives the right to the three (3) months' notice and to the fifteen (15) or thirty (30) days' notice required by the Landlord and Tenant Act of 1951, and agrees that five (5) days' notice shall be sufficient in either or any such case.

                  (vi) After re-entry or retaking or recovering of the Premises, whether by way of termination of this Lease or not, Landlord may lease the Premises or any part or parts thereof to such person or persons and upon such terms as may in Landlord's discretion seem best for a term within or beyond the term of this Lease, and Tenant shall be liable for any loss of rent for the balance of the term and any renewal or extension for which Tenant has become bound plus the costs and expenses of reletting and of making repairs and alterations to the Premises. Further, Tenant, for itself and its successors and assigns, hereby irrevocably constitutes and appoints Landlord as Tenant's agent to collect the rents due and to become due from all subleases and apply the same to the rent due hereunder without in any way affecting Tenant's obligation to pay any unpaid balance of rent due or to become due hereunder.

                  (vii) Landlord may (but shall not be obligated to do so), in addition to any other rights it may have in law or equity, cure such default on behalf of Tenant, and Tenant shall reimburse Landlord upon demand for all costs incurred by Landlord in curing such default, including, without limitation, reasonable attorneys' fees and other legal expenses, together with interest thereon at the interest rate specified in subsection 25 (f) below and a ten percent (10%) administrative fee, which costs and interest thereon shall be deemed additional rent hereunder.

         (c) Notice of Default. Landlord shall not exercise any right or remedy provided for in this Lease (with the exception of imposition of a late charge as provided herein) or allowed by law because of any default of Tenant, unless Landlord shall have first given written notice of such default to Tenant, and Tenant shall have failed within ten (10) days after such notice from Landlord to correct such default, or if such default is not susceptible of being corrected within the aforesaid ten (10) days, then provided Tenant shall have commenced such cure within the aforesaid ten (10) day period and shall diligently prosecute completion of same, Tenant shall have such additional time (not to exceed twenty (20) additional days) as Tenant may reasonably require to complete such cure; provided, however, that Landlord shall not be required to give, and Tenant shall not be entitled to the benefit of, any such notice or grace period
(i) more than two (2) times in any twelve (12) month period, or (ii) if in Landlord's reasonable judgment, Tenant's delay in curing such default would materially jeopardize the Premises, Building, Complex or any tenants thereof.

         (d) Expenses of Enforcement. In the event Landlord shall engage counsel as a result of any action by Tenant, regardless of whether litigation is instituted, Landlord shall be entitled to receive from Tenant the amount of Landlord's reasonable out-of-pocket legal fees and out-of-pocket expenses of counsel.

         (e) Nonwaiver. Any failure of Landlord to enforce any remedy allowed for the violation of any provision of this Lease shall not imply the waiver of any such provision, even if such violation is continued or repeated and no express waiver shall affect any provision other than the one(s) specified in such waiver and only for the time and in the manner specifically stated. No receipt of monies by Landlord from Tenant after the termination of this Lease shall in any way (i) alter the length of the term or of Tenant's right of possession hereunder, or (ii) after the giving of any notice, reinstate, continue or extend the term or affect any notice given to Tenant prior to the receipt of such monies, it being agreed that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises, Landlord may receive and collect any rent due, and the payment of said rent shall not waive or affect said notice, suit or judgment.

         (f) Interest Rate. If any sums which Tenant is obligated to pay to Landlord are not paid when due, they shall bear interest at the rate of eighteen percent (18%) per annum (but in no event at a rate in excess of the highest rate allowed by law).

         (g) Late Charge. Tenant shall pay a "late charge" of eight percent (8%) of any installment of Annual Basic Rent (or any other charge or payment considered additional rent under this Lease Agreement) when paid more than five
(5) days after the due date thereof, to cover the administrative expense involved in handling delinquent payments.

         26.  REMEDIES CUMULATIVE

         All remedies available to Landlord hereunder and at law and in equity shall be cumulative and concurrent. No termination of this Lease nor taking or recovering possession of the Premises shall deprive Landlord of any remedies or actions against Tenant for rent, for charges or for damages for the breach of any covenant, agreement or condition herein contained, nor shall the bringing of any such action for rent, charges or breach of covenant, agreement or condition, nor the resort to any other remedy or right for the recovery of rent, charges or damages for such breach be construed as a waiver or release of the right to insist upon the forfeiture and to obtain possession. No re-entering or taking possession of the Premises, or making of repairs, alterations or improvements thereto, or reletting thereof, shall be construed as an election on the part of Landlord to terminate this Lease unless written notice of such election be given by Landlord to Tenant. The failure of Landlord to insist upon strict and/or prompt performance of the terms, agreements, covenant and conditions of this Lease or any of them, and/or the acceptance of such performance thereafter shall not constitute or be construed as a waiver of Landlord's right to thereafter enforce the same strictly according to the terms thereof in the event of a continuing or subsequent default.

         27.  SUBORDINATION; ATTORNMENT

         (a) Tenant's rights under this Lease Agreement are and shall always be subordinate to the operation and effect of any lease of land only or of land and buildings in a sale-leaseback transaction, any mortgage, deed of trust or other security instrument now or hereafter placed upon the Building or any part or parts thereof by Landlord. This clause shall be self-operative, and no further instrument of subordination shall be required. In confirmation thereof, Tenant shall execute such further assurances as may be requisite. In addition, Tenant agrees to attorn to any successor in interest to Landlord whether by purchase, foreclosure, sale in lieu of foreclosure, power of sale, termination of any lease of land only or land and buildings in a sale-leaseback transaction or otherwise, if so requested or required by such successor in interest, and Tenant agrees, upon demand, to execute such agreement or agreements in confirmation of such attornment.

         (b) Landlord or its mortgagee, any ground lessor or other similar secured party, may, at their option, make this Lease Agreement superior to any such mortgage, ground lease or other security instrument by giving Tenant ten
(10) days prior written notice. No other documentation shall be necessary to affect such change.

         (c) If any person shall succeed to all or part of Landlord's interest in the Premises upon the exercise of any remedy provided for in any mortgage of the Premises now or hereafter recorded to which this Lease Agreement is prior as provided in subsection 27 (a) above, (i) Tenant shall attorn and recognize such person as Tenant's landlord as above provided and this Lease Agreement shall continue in full force and effect as a direct lease between such person and Tenant as fully and with the same force and effort as if this Lease Agreement had originally been entered into by such person and Tenant, except that such person shall not be liable for any act or omission of Landlord prior to such person's succession to title nor be subject to any offset, defense or counterclaim accruing prior to such person's succession to title, nor be bound by any payment of Annual Basic Rent or on account of the Taxes or Operating Costs made more than one month in advance (except for payments in the nature of security deposits), nor be bound by any modification of this Lease Agreement or any waiver, compromise, release or discharge of any obligation of Tenant hereunder unless such modification, waiver, compromise, release or discharge shall have been specifically consented to in writing by the mortgagee under said mortgage, and (ii) such person and each person succeeding to its interest in the Premises shall not be liable for any warranty or guaranty of Landlord under the Lease Agreement and shall be liable for the performance and observance of the other covenants and conditions to be performed and observed by Landlord under this Lease Agreement only with respect to the period during which such person shall own such interest.

         (d) (i) Tenant agrees that at any time and from time to time at reasonable intervals, within ten (10) days after written request by Landlord, Tenant will execute, acknowledge and deliver to Landlord and/or to such assignee, mortgagee or other similar secured party as may be designated by Landlord, a certificate stating that this Lease Agreement is unmodified and in full force and effect (or that the same is in full force and effect as modified, listing the instruments of modification), the dates to which rent and other charges have been paid, and whether or not to the best of Tenant's knowledge Landlord is in default hereunder (and if so, specifying the nature of the default), it being intended that any such statement delivered pursuant to this section may be relied upon by a mortgagee, ground lessor or assignee of Landlord's interest in the Building.

                  (ii) The failure of Tenant to execute and deliver such certificate shall constitute a default hereunder, in which event Landlord, in addition to all other remedies available to it for such default, is hereby authorized, as attorney and agent of Tenant, to execute such certificate and in such event Tenant hereby confirms and ratifies any such certificate executed by virtue of the power of attorney hereby granted.

         28.  SUCCESSORS AND ASSIGNS.

         This Lease Agreement and the covenants and conditions herein contained shall inure to the benefit of and be binding upon Landlord, its successors in trust, successors and assigns, and shall be binding upon Tenant, its successors and assigns and shall inure to the benefit of Tenant and only such assigns of Tenant to whom the assignment of Tenant has been consented to in writing by Landlord as herein provided.

         29. NOTICES

         All notices from Tenant to Landlord shall be in writing directed to Landlord at the address of Landlord set forth in the Fundamental Lease Provisions. All notices from Landlord to Tenant shall be in writing directed to Tenant at the address set forth in the Fundamental Lease Provisions. Either party may designate in writing a substitute address for notices, and thereafter notices shall be directed to such substitute address. Notices shall be given by certified mail, return receipt requested or express delivery service. Notices shall be deemed to have been received two (2) business days after mailing, in the case of certified mail, or one (1) business day after shipment, in the case of express delivery service.

         30.  APPLICABLE LAW

         This Lease Agreement shall be construed under the laws of the state in which the Building is located.

         31.  CAPTIONS AND HEADINGS

         Captions and headings are for convenience and reference only.

         32.  JOINT AND SEVERAL LIABILITY

         If two or more individuals, corporations, partnerships or other business associations (or any combination of two or more thereof) shall sign this Lease Agreement as Tenant, the liability of each such individual, corporation, partnership, or other business association to pay rent and perform all other obligations hereunder shall be deemed to be joint and several. In like manner, if the Tenant named in this Lease Agreement shall be a partnership or other business association, the members of which are, by virtue of statute or general law, subject to personal liability, the liability of each such member shall be joint and several.

         33.  BROKERAGE COMMISSION

         Except for any broker identified in the Fundamental Lease Provisions (whose fee shall be the responsibility of Landlord), each of the parties represents and warrants that there are no claims for brokerage commissions or finder's fees in connection with the execution of this Lease Agreement, and agrees to indemnify the other against, and hold it harmless from, all liabilities arising from any such claim (including, without limitation, the cost of counsel fees in connection therewith).

         34.  NO OPTION

         The submission of this Lease Agreement to Tenant for examination does not constitute a reservation of or option for the Premises, and this Lease Agreement becomes effective only upon execution and delivery thereof by Landlord.

         35.  NO MODIFICATION

         This Lease Agreement and the Schedules or Exhibits attached hereto are intended by the parties as a final expression of their agreement and as a complete and exclusive statement of the terms thereof, all negotiations, consideration and representations between the parties having been incorporated herein. No course of prior dealings between the parties or their affiliates shall be relevant or admissible to supplement, explain or vary any of the terms of this Lease Agreement. Acceptance of, or acquiescence in, a course of performance rendered under this or any prior agreement between the parties or their officers, employees, agents or affiliates shall not be relevant or admissible to determine the meaning of any of the terms of this Lease Agreement. No representations, understandings or agreements have been made or relied upon in the making of this Lease Agreement other than those specifically set forth herein. This Lease Agreement can only be modified by a writing signed by all of the parties hereto or their duly authorized agents.

         36.  SEVERABILITY

         If any term or provision, or any portion thereof, of this Lease Agreement, or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease Agreement or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease Agreement shall be valid and be enforced to the fullest extent permitted by law.

         37.  THIRD PARTY BENEFICIARY

         Nothing contained in this Lease Agreement shall be construed so as to confer upon any other party the rights of a third party beneficiary as to any provision contained herein.

         38.  TRANSFER BY LANDLORD

         In the event of any sale, transfer or other disposition of Landlord's interest in the Building, Landlord shall automatically and without any further act or instrument be released and relieved of and from any and all obligations and liabilities of Landlord accruing from and after the date of such transfer and in such event Landlord's successor or transferee by accepting such sale, transfer and assignment shall hereby automatically assume and be liable for all obligations and liabilities of Landlord which accrue from and after such sale or transfer and Tenant agrees to look solely to such successor or transferee for the performance of any such duties and obligations and in satisfaction of all such liabilities under this Lease Agreement.

         39.  LIMITATION OF LIABILITY OF LANDLORD

         Any agreement, obligation or liability of Landlord is made, entered into or incurred on the express condition that Tenant's only recourse under this Lease Agreement or otherwise in the event of a default by Landlord of any such agreement, obligation or liability of Landlord hereunder or otherwise, shall be limited to Landlord's interest in the Building.

         40.  LANDLORD'S CONSENT

         Whenever Landlord's, or Tenant's, consent is required hereunder, such consent must be obtained by Tenant, or Landlord, in writing.

         41.   TIME OF ESSENCE

         Time is of the essence of this Lease and each of its provisions.

         42.  MODIFICATIONS FOR LENDER

         If in connection with obtaining financing or re-financing for the Building, the lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's rights hereunder.

         43.  HOLDING OVER

         Any holdover by Tenant after the expiration of the term of this Lease shall be treated as a daily tenancy at sufferance at a rate equal to two (2) times the Annual Basic Rent plus other additional rent charges herein provided (pro-rated on a daily basis) and shall otherwise be on the terms and conditions set forth in this Lease as far as applicable.

         44.  TITLE

         Landlord's title is and always shall be paramount to the title of Tenant. Nothing herein contained shall empower Tenant to do any act which can, shall or may encumber the title of Landlord.

         45.   SUBSTITUTE SPACE

         In the event that a tenant or occupant of the Complex desires to expand its premises into the Premises or if a proposed tenant desires to lease space which includes the Premises, if Landlord so requests, Tenant shall vacate the Premises and relinquish its rights with respect to the same provided that Landlord shall provide to Tenant substitute space in the Complex, such space to be reasonably comparable in size, layout, finish and utility to the Premises, and further provided that Landlord shall, at its sole cost and expense, move Tenant and its removable property from the Premises to such new space in such manner as will minimize, to the greatest extent practicable, undue interference with the business or operations of Tenant. Any such substitute space shall, from and after such relocation, be treated as the Premises under this Lease and shall be occupied by Tenant under the same terms, provisions and conditions as are set forth in this Lease.

         46.  WAIVER OF JURY TRIAL

         LANDLORD AND TENANT HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER, ON OR IN RESPECT TO ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT HEREUNDER, TENANT'S USE OR OCCUPANCY OF THE PREMISES AND/OR CLAIM OF INJURY OR DAMAGES.

         IN WITNESS WHEREOF Landlord and Tenant, intending to be legally bound hereby, have each duly executed this Lease Agreement under their respective seals as of the day and year first above written.


                                             LANDLORD:

                                             NATC PROPERTIES, L.P.,
                                             a Pennsylvania partnership

                                             By: INDUSTRIAL INVESTMENTS, INC.,
                                                 its General Partner

                                             by:
---------------------------------               ------------------------------
Witness/Attest                                  Robert A. Bown, Vice-President



                                            TENANT:

                                            AMERIQUEST TECHNOLOGIES, INC.,
                                            a Delaware corporation

                                            By:
---------------------------------              -------------------------------
Witness/Attest                                 Name: Jon D. Jensen
                                               Title: President and CEO